Exhibit 10.4

[Execution Version]

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of October 9, 2026, by and between CID Holdco, Inc., a Delaware corporation (the “Company”), BladeRanger Ltd., a company organized under the laws of the State of Israel (the “BladeRanger”), and each purchaser or recipient identified on Annex A hereto (each, including its successors and assigns, together with BladeRanger, an “Investor” and collectively, the “Investors”).

The parties hereby agree as follows:

Section 1. Definitions.

As used in this Agreement, the following terms shall have the following meanings. In addition, capitalized terms used and not otherwise defined herein shall have the meanings set forth in the SPA.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” or “SEC” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“H Capital” means H Capital Ventures Management Consultancies Co. LLC.

“H Capital Convertible Note” means that certain unsecured convertible promissory note, dated September 10, 2026, issued by the Buyer to H Capital Ventures Management Consultancies Co. LLC, in the original principal amount of $550,000.

“Investment Amount” means, with respect to each Investor, the aggregate value of the Registrable Securities issued or issuable to such Investor pursuant to the SPA, calculated using the Reference Price (as defined in the SPA); provided that, with respect to any Registrable Securities issued pursuant to Section 4.11 of the SPA, the Investment Amount shall include the value attributed to such Registrable Securities pursuant to Section 4.11 of the SPA.

“Investor” and “Investors” has the meaning set forth in the first paragraph. As used herein, “Investor” shall include any Affiliate (as defined in the SPA) or permitted transferee of an Investor who is a subsequent holder of Registrable Securities, unless the context requires otherwise.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

Certain information indicated by [***] has been excluded from this Exhibit 10.4 because it is not material

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the shares of Common Stock issuable upon conversion of the Series C Preferred Stock issued at the Closing of the SPA, (ii) the 233,543 shares of Common Stock issued to BladeRanger at the Closing (as defined in the SPA), (iii) the 233,543 shares of Common Stock issuable upon conversion of the H Capital Convertible Note, (iv) the shares of Common Stock or the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, as applicable, issued pursuant to Section 4.12 of the SPA, (v) the Blink Conversion Shares issued upon conversion of the Envoy Convertible Note (as each such term is defined in the SPA) and (v) any other securities issued or issuable with respect to or in exchange for Registrable Securities (as defined in the SPA), whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon the earliest of: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (B) such security becoming eligible for sale without restriction by the applicable Investor holding such security pursuant to Rule 144, including without any manner of sale or volume limitations, and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act, or (C) the Blink Conversion Shares issued upon conversion of the Envoy Convertible Note (as each such term is defined in the SPA) , or (C) with respect to any Distributed Shares, upon their distribution pursuant to a Blink Distribution effected in accordance with Section 4.4(c) of the SPA.

“Registration Liquidated Damages” has the meaning set forth in Section 2(d)(i).

“Registration Statement” has the meaning set forth in the SPA and shall include all amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series C Preferred Stock” means the Series C Convertible Non-Redeemable Preferred Stock, par value $0.0001 per share, of the Company.

“SPA” shall mean that certain Securities Purchase Agreement, dated as of September 25, 2026, with BladeRanger and Envoy Technologies, Inc., a Delaware corporation (“Envoy”), as amended by Amendment No. 1 to Securities Purchase Agreement, dated as of October 9, 2026, and pursuant to a Joinder Agreement dated as of October 9, 2026, Blink Charging Co., a Nevada corporation (“Blink”), became a party thereto on the terms set forth therein (as may be further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, and together with the Joinder Agreement, the “Purchase Agreement”).

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“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the OTC Markets (or any successors to any of the foregoing).

Section 2. Registration.

(a) Registration Statements.

(i) Promptly following the Closing (as defined in the SPA) but no later than sixty (60) days following the delivery by Envoy to the Company of Envoy’s financial statements required by Rule 3-05 of Regulation S-X (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities, unless the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 or otherwise, be registered for resale as a secondary offering on a single Registration Statement, subject to the provisions of Section 2(e). Subject to any SEC comments, such Registration Statement shall include the plan of distribution, substantially in the form and substance attached hereto as Exhibit A; provided, however, that no Investor shall be named as an “underwriter” in such Registration Statement without such Investor’s prior written consent and subject to the provisions of Section 2(e). Except to the extent the Company is required to include shares of Common Stock or other securities for the account of any other holder pursuant to the terms of an agreement to which the Company is a party prior to the date of this Agreement, such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of each respective Investor. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to each Investor prior to its filing or other submission. For purposes of determining the Filing Deadline, such financial statements shall be deemed delivered when delivered by or on behalf of Envoy to the Company or its counsel, independent auditors or other representatives designated by the Company to receive such financial statements, and the Company shall not delay or refuse acceptance or receipt thereof for purposes of extending the Filing Deadline.

(ii) The Registration Statement referred to in Section 2(a)(i) shall be on Form S-3 or, in the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or such other form as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than forty-five (45) days after the Qualification Date (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use reasonable best efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

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(iii) The Company shall not file any other registration statements (other than on Form S-8 or Form S-4 or a pre-effective or post-effective amendment or supplement to a registration statement previously filed by the Company with the Commission) until the initial Registration Statement required hereunder has been declared effective by the SEC, unless the filing of any such other registration statement is required by the terms of an agreement to which the Company is a party prior to the date of this Agreement.

(b) Expenses.

All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company and fees and expenses of listing the Registrable Securities on each Trading Market (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. The Company shall not be responsible for any discounts or commissions of any underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or the fees and disbursements of BladeRanger’s or any other Investor’s legal counsel.

(c) Effectiveness.

(i) The Company shall use reasonable best efforts to have each Registration Statement declared effective as soon as practicable after the filing thereof with the SEC. The Company shall diligently and continuously prosecute each Registration Statement, including by responding to comments of the SEC as promptly as reasonably practicable and submitting any necessary amendments or supplements, and shall not delay or suspend such efforts pending receipt of Stockholder Approval (as defined in the SPA). Notwithstanding the foregoing, to the extent Stockholder Approval is required under applicable Law or the rules of the applicable Trading Market as a condition to the effectiveness of a Registration Statement or the registration for resale of any Registrable Securities covered thereby, the Company shall use reasonable best efforts to cause such Registration Statement to be declared effective as promptly as practicable following receipt of such Stockholder Approval. The Company shall notify each of BladeRanger and Blink by email or facsimile within twenty-four (24) hours of the effectiveness of such Registration Statement. The Company shall furnish to each of BladeRanger and Blink, without charge, a copy of the Prospectus (including each preliminary Prospectus) included in such Registration Statement.

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(ii) Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to each Investor, delay the filing or suspend the use of any Registration Statement if it determines that in its reasonable good faith judgment it would be materially detrimental to the Company and its stockholders for such Registration Statement to be filed, amended or supplemented or for the Prospectus to be used at such time, because such filing, amendment, supplement or use would require the disclosure of material non-public information, the disclosure of which would have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition, recapitalization, reorganization or other material transaction; provided, that (A) the Company shall not so delay filing or suspend the use of a Registration Statement for a period of more than thirty (30) consecutive days and (B) the Company shall not so delay filing or suspend the use of a Registration Statement on more than two occasions or for more than an aggregate of seventy-five (75) days in any twelve-month period (each, an “Allowed Delay”). In the event of any Allowed Delay, the Filing Deadline or effectiveness deadlines shall be extended by the number of days of such Allowed Delay. In addition, notwithstanding anything to the contrary contained herein, the Company may delay the filing or effectiveness of a particular Registration Statement if the Company is required to include audited financial statements (including, for the avoidance of doubt, audited financial statements of Envoy) in such Registration Statement and such audited financial statements are not yet available for inclusion, in which case the applicable deadline shall be extended until such audited financial statements are available, provided that any such delay shall constitute an Allowed Delay for purposes of this Section 2(c)(ii). Notwithstanding anything to the contrary herein, in no event shall the aggregate number of days by which any Filing Deadline or effectiveness deadline may be extended pursuant to this Section 2(c)(ii) exceed ninety (90) days in any twelve-month period.

(d) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i) If the initial Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to this Agreement is not filed with the SEC on or before the Filing Deadline (a “Filing Failure”), then in addition to any other rights the Investors may have hereunder or under applicable law, on each such Filing Failure and on each monthly anniversary of each such Filing Failure until such Filing Failure is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty (“Registration Liquidated Damages”), equal to 0.5% of the Investment Amount of such Investor pursuant to the SPA for each thirty (30)-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed. Such payments shall be made within ten (10) Business Days after the end of each such thirty (30)-day period. The aggregate amount of Registration Liquidated Damages payable under this Section 2(d)(i) shall not exceed 3.0% of the Investment Amount of such Investor pursuant to the SPA. If the Company fails to pay any Registration Liquidated Damages when due, the Company shall pay interest thereon at a rate of 0.5% per month (prorated for partial months).

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(ii) If (A) the initial Registration Statement is not declared effective by the SEC within the earlier of (I) sixty (60) days following the Filing Deadline (or ninety (90) days following the Filing Deadline if the SEC reviews and provides comments on the Registration Statement) and (II) five (5) Business Days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement (the “Effectiveness Deadline”) (For the avoidance of doubt, the failure to obtain Stockholder Approval by the Effectiveness Deadline shall not, in and of itself, extend the Effectiveness Deadline or relieve the Company of its obligations under this Section 2(d)), or (B) after the initial Registration Statement has been declared effective by the SEC, such Registration Statement ceases for any reason to remain continuously effective or the Investors are otherwise not permitted to utilize the Prospectus therein to resell the Registrable Securities for a period of more than thirty (30) consecutive calendar days or more than an aggregate of sixty (60) calendar days during any twelve (12)-month period (which need not be consecutive calendar days) (a “Maintenance Failure”), then in addition to any other rights the Investors may have hereunder or under applicable law, on each such event and on each monthly anniversary of each such event until such event is cured, the Company shall pay to each Investor Registration Liquidated Damages equal to 0.5% of the Investment Amount of such Investor pursuant to the SPA for each thirty (30)-day period or pro rata for any portion thereof following the Effectiveness Deadline or the occurrence of a Maintenance Failure, as applicable. Such payments shall be made within ten (10) Business Days after the end of each such thirty (30)-day period. The aggregate amount of Registration Liquidated Damages payable under this Section 2(d)(ii) shall not exceed 3.0% of the Investment Amount of such Investor pursuant to the SPA.

(iii) Notwithstanding anything to the contrary in this Section 2(d), the aggregate amount of Registration Liquidated Damages payable under Sections 2(d)(i) and 2(d)(ii) combined shall not exceed 5.0% of the Investment Amount of such Investor pursuant to the SPA, and in no event shall the Registration Liquidated Damages payable to any Investor exceed 0.5% of the Investment Amount of such Investor pursuant to the SPA in any single thirty (30)-day period.

(iv) No Registration Liquidated Damages shall be payable hereunder prior to receipt of Stockholder Approval pursuant to the SPA; provided, however, that the foregoing shall not relieve the Company of its obligations to timely file and prosecute the Registration Statement, solicit proxies and use its reasonable best efforts to obtain Stockholder Approval in accordance with Section 4.5 of the SPA. The Registration Liquidated Damages payable pursuant to this Section 2(d) shall be the exclusive monetary remedy of the Investors for any Filing Failure, failure to achieve effectiveness by the Effectiveness Deadline, or Maintenance Failure; provided, however, that nothing herein shall limit an Investor’s right to pursue injunctive relief or specific performance for the Company’s failure to comply with its obligations under this Agreement.

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(v) If at any time the number of shares of Common Stock available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event not later than fifteen (15) Business Days after the necessity therefor arises. The Company shall use reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

(e) Rule 415; Cutback.

If the SEC prevents the Company from including any or all of the shares of Common Stock proposed to be registered under the initial Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the applicable Investors, the Company shall use reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with SEC guidance, including without limitation, the Securities Act Rules Compliance and Disclosure Interpretation 612.09. In the event the SEC requires the Company to reduce the number of Registrable Securities to be registered on a Registration Statement, the Company shall include the Registrable Securities of each Investor on a pro rata basis based on the respective number of Registrable Securities requested to be included by each (the shares so reduced, the “Cut Back Shares”). The Company shall use reasonable best efforts to file one or more additional Registration Statements to register the resale of the Cut Back Shares as soon as practicable following the effective date of the initial Registration Statement. The Company shall use reasonable best efforts to cause each such additional Registration Statement to become effective as soon as practicable following the filing thereof.

(f) Demand Registration Rights.

In addition to the registration rights set forth in Section 2(a), at any time following the effectiveness of the initial Registration Statement, each Investor (each, a “Demanding Investor”) shall have the right to request that the Company file a Registration Statement covering the resale of Registrable Securities held by such Demanding Investor (a “Demand Registration”). Each Demanding Investor shall be entitled to make up to two (2) such demands in any twelve (12) month period. The Company shall use reasonable best efforts to file such Registration Statement within thirty (30) days of receipt of such demand and to cause such Registration Statement to become effective as promptly as practicable thereafter. The Company shall not be obligated to effect a Demand Registration if the Company has already effected two (2) Demand Registrations for such Demanding Investor in the preceding twelve (12) months.

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(g) Piggyback Registration Rights.

If at any time the Company proposes to register any of its securities under the Securities Act (other than a registration on Form S-8 or Form S-4, or any successor forms thereto, or a registration of securities solely relating to an offering and sale to employees, directors or consultants of the Company pursuant to any employee stock plan or other employee benefit plan arrangement), the Company shall give prompt written notice to each Investor of its intention to effect such registration and, subject to Sections 2(g)(i) and 2(g)(ii) below, shall include in such registration all Registrable Securities held by such Investor with respect to which the Company has received a written request for inclusion therein within fifteen (15) days after the delivery of the Company’s notice.

(i) Underwritten Offering Cutback. If the managing underwriter(s) advise the Company that the total amount of securities requested to be included in such registration exceeds the amount that can be sold without materially and adversely affecting the price, timing or distribution of the offering, then the Company shall include in such registration: (A) first, the securities the Company proposes to sell for its own account; (B) second, the Registrable Securities requested to be included therein by BladeRanger and Blink, pro rata between BladeRanger and Blink based on the number of Registrable Securities requested to be included by each; (C) third, the Registrable Securities requested to be included therein by the other Investors, pro rata among such Investors based on the number of Registrable Securities requested to be included; and (D) fourth, any other securities requested to be included in such registration.

(ii) The Company shall not be required to include Registrable Securities in a piggyback registration if the managing underwriter(s) determine that the inclusion of such securities would materially and adversely affect such offering.

Section 3. Company Obligations.

The Company shall use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall have the following obligations:

(a) The Company shall use reasonable best efforts to keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement have been sold thereunder or pursuant to Rule 144 under the Securities Act or (ii) the date on which the Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144, including without any manner of sale or volume limitations and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) (the “Effectiveness Period”).

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(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement.

(c) The Company shall permit each of BladeRanger and Blink to review and comment upon the Registration Statement and all amendments and supplements thereto at least two (2) Business Days prior to their filing with the SEC. The Company shall not file any Registration Statement or amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference) in a form to which BladeRanger or Blink reasonably objects in good faith.

(d) The Company shall furnish to each Investor, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, (ii) upon the effectiveness of any Registration Statement, a copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as any Investor may reasonably request), and (iii) such other documents, including copies of any preliminary Prospectus, as any Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(e) The Company shall use reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale of the Registrable Securities covered by each Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as BladeRanger or Blink may reasonably request, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(f) The Company shall use reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practicable moment and to notify each of BladeRanger and Blink of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

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(g) The Company shall use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each Trading Market on which the Common Stock is then listed.

(h) The Company shall notify each of BladeRanger and Blink in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each of BladeRanger and Blink. The Company shall also promptly notify each of BladeRanger and Blink in writing (I) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each of BladeRanger and Blink by email or facsimile on the same day of such effectiveness), (II) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, and (III) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

(i) The Company shall use reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder, and make generally available to its security holders, as soon as practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the SEC). The Company shall also comply with the provisions of Rule 172 under the Securities Act (or any successor rule promulgated thereafter by the SEC) and, upon the written request of BladeRanger or Blink, file any required document pursuant to Rule 424 under the Securities Act.

(j) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

(k) If requested by an Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

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(l) The Company shall use reasonable best efforts to take all other actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to each Registration Statement. The Company shall cooperate with each Investor to facilitate the timely preparation and delivery of certificates (or book-entry statements) representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates (or book-entry statements) shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as each Investor may reasonably request. With a view to making available to the Investors the benefits of Rule 144 under the Securities Act, the Company agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the initial Registration Statement; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to any Investor upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

Section 4. Due Diligence Review; Information.

The Company shall make available, during normal business hours, for inspection and review by each of BladeRanger and Blink, advisors to and representatives of BladeRanger or Blink (who may or may not be affiliated with BladeRanger or Blink, as applicable, and who are reasonably acceptable to the Company) (“Inspectors”), all financial and other records, all SEC filings and other documents and all other corporate documents, properties and other information of the Company (collectively, the “Records”) as may be reasonably necessary for the purpose of any such registration statement. The Company shall cause the Company’s officers, directors, employees, outside counsel and independent certified public accountants to respond to the reasonable inquiries of any such Inspectors and to supply all documents reasonably requested by any such Inspectors in connection with any such Registration Statement. Each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to BladeRanger or Blink, as applicable) of any Records or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (b) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Company’s ability to impose additional confidentiality obligations on any Inspector, or to limit or restrict any additional rights that the Company may have under any other agreement with any Inspector or any other person. The Company shall not disclose material nonpublic information to the Inspectors, or to BladeRanger or Blink, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Inspectors and BladeRanger or Blink, as applicable, with the opportunity to accept or refuse to accept such material nonpublic information for review.

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Section 5. Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to include Registrable Securities held by an Investor in a Registration Statement, and to complete the registration pursuant to this Agreement with respect to an Investor, that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor shall, upon receipt from the Company, complete and execute a Selling Stockholder Notice and Questionnaire substantially in the form attached hereto as Exhibit B.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h) or of an Allowed Delay, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(h) or receipt of notice that the Allowed Delay period has concluded. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the SPA in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(h) or of an Allowed Delay and for which the Investor has not yet settled.

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(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

Section 6. Indemnification.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless each Investor, each Investor’s officers, directors, members, managers, partners, agents and employees, each person who controls any Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, stockholders, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (I) such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or (II) such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify each of BladeRanger and Blink promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) Indemnification by the Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of each such controlling person, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (i) such Investor’s failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of any Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, or (2) the Indemnifying Party shall have failed to promptly assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to not be entitled to indemnification hereunder.

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(d) Contribution. If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Section 6, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the SPA. A person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall not be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event shall the liability of any Investor for contribution under this Section 6 exceed the net proceeds from the offering received by such Investor (as defined in the SPA), except in the case of Fraud (as defined in the SPA) committed by such Investor. For the avoidance of doubt, with respect to BladeRanger, “Fraud” for purposes of this Agreement shall have the meaning set forth in the SPA, including the limitations therein regarding the Persons whose conduct may constitute Fraud by BladeRanger, and no Fraud or other conduct of Envoy or any officer, director, employee, agent or other representative of Envoy shall be imputed to BladeRanger. Each Investor’s obligation to contribute pursuant to this Section 6 is several, and not joint, with the other Investors.

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Section 7. Lock-Up Provisions.

(a) BladeRanger Lock-Up. BladeRanger agrees that for a period commencing on the date on which the shares of Series C Preferred Stock held by BladeRanger are converted into shares of Common Stock and expiring on the earlier of (i) April 1, 2027, or (ii) six (6) months from the date of such conversion (the “BladeRanger Lock-Up Period”), BladeRanger shall not, directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any shares of Common Stock issued upon conversion of the Series C Preferred Stock held by BladeRanger (the “BladeRanger Conversion Shares”). Following the expiration of the BladeRanger Lock-Up Period, BladeRanger shall be permitted to sell BladeRanger Conversion Shares subject to a daily volume limitation equal to the lesser of (i) 10% of the daily trading volume of the Common Stock on the applicable Trading Market and (ii) the volume of shares of Common Stock that would be permitted to be sold by BladeRanger under Rule 144 under the Securities Act (the “Leak-Out Restriction”).

(b) Blink Lock-Up. Blink agrees that for a period commencing on the date on which the shares of Series C Preferred Stock held by Blink are converted into shares of Common Stock and expiring on the earlier of (i) April 1, 2027, or (ii) six (6) months from the date of such conversion (the “Blink Lock-Up Period”), Blink shall not, directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any shares of Common Stock issued upon conversion of the Series C Preferred Stock held by Blink (the “Blink Conversion Shares”); provided, however, that the foregoing restriction shall not apply to a Blink Distribution effected in accordance with Section 4.4(c) of the SPA. Following the expiration of the Blink Lock-Up Period, Blink shall be permitted to sell Blink Conversion Shares subject to a daily volume limitation equal to the lesser of (i) 10% of the daily trading volume of the Common Stock on the applicable Trading Market and (ii) the volume of shares of Common Stock that would be permitted to be sold by Blink under Rule 144 under the Securities Act (which limitation shall constitute a Leak-Out Restriction applicable to Blink).

Section 8. Miscellaneous.

(a) Effective Date. This Agreement shall be effective as of the Closing (as defined in the SPA).

(b) Amendments and Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and BladeRanger or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, except that if such amendment or waiver would adversely affect the rights of any Investor in a manner different from or disproportionate to the effect on other Investors, the consent of such adversely affected Investor shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the SPA, or to such other address or email as a party hereto may from time to time specify in writing in accordance with this Section 8(c). Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (a) the time of transmission, if such notice or communication is delivered via email as specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the time of transmission, if such notice or communication is delivered via email as specified in this Section on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.

(d) Assignments and Transfers by the Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected, and provided further, that such transferee agrees in writing to be bound by the terms and conditions of this Agreement.

(e) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of BladeRanger, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another person, from and after the effective time of such transaction, such person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after such transaction.

(f) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(g) Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that each party need not sign the same counterpart. Counterparts may be delivered via email (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Entire Agreement. This Agreement, together with the SPA and the other documents and instruments referred to herein and therein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

(l) Governing Law. This Agreement shall be exclusively governed by, and exclusively construed in accordance with, the laws of the State of Delaware. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

(m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

CID HOLDCO, INC.

By:	/s/ Edmund Nabrtozky
Name:	Ed Nabrotzky
Title:	CEO

Address for Notice:

CID HoldCo, Inc.
661 S Cameron St, Suite 100
Las Vegas, Nevada 89118
Attention: Chief Executive Officer
[* * *]

with a copy to (which copy shall not constitute notice):

DLA Piper LLP (US)
ATTN: Penny Minna
One Atlantic Center
1201 West Peachtree
Street, Suite 2900
Atlanta, GA 30309-3450

Certain information indicated by [***] has been excluded from this Exhibit 10.4 because it is not material.

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BLADERANGER LTD.

By:	/s/ Shmulik Yannay
Name:	Shmuel Yanay
Title:	Chief Executive Officer

Address for Notice:

Menivim Tower 7th Floor, 1 Hatachana St., Kfar Saba, Israel

BLINK CHARGING CO.

By:	/s/ Michael Bercovich
Name:	Michael Bercovich
Title:	Chief Financial Officer

Address for Notice:

1489 West Warm Springs Rd., Suite 110
Henderson, Nevada 89014
Email: [* * *]

H CAPITAL VENTURES MANAGEMENT CONSULTANCIES CO. LLC

By:	/s/ Efroyim Hecht
Name:	Efroyim Hecht
Title:	Director

Address for Notice:

702, Building 6 Emaar Square, Burj Khalifa Community
Dubai, UAE

[Signature Page to Registration Rights Agreement]

Certain information indicated by [***] has been excluded from this Exhibit 10.4 because it is not material.

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Annex A

Schedule of Investors

Investor	Series C Preferred Stock Shares		Common Stock Shares
BladeRanger Ltd.	8,433,123		233,543
Blink Charging Co.	0	*	2,166,667 Common Stock Shares issuable upon conversion of the Envoy Convertible Note, subject to the terms of the SPA
H Capital Ventures Management Consultancies Co. LLC	0		233,543 Common Stock Shares issuable upon conversion of H Capital Convertible Note
Total:	10,599,790		467,086

*	Subject to the issuance of shares of Series C Preferred Stock upon a Forced Conversion in accordance with the terms of the SPA.

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Exhibit A

Plan of Distribution

[* * *]

Certain information indicated by [***] has been excluded from this Exhibit 10.4 because it is not material

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Exhibit B

Selling Stockholder Notice and Questionnaire

[* * *]

Certain information indicated by [***] has been excluded from this Exhibit 10.4 because it is not material

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